UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 25, 2025

LESLIE’S, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39667	20-8397425
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2005 East Indian School Road
Phoenix, Arizona		85016
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (602) 366-3999

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	LESL	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On December 2, 2025 Leslie’s, Inc. (the “Company”) issued a press release announcing its financial results for the fourth quarter and fiscal year ended October 4, 2025. A copy of the press release is furnished as Exhibit 99.1 to this report.

The information under Item 2.02 of this report, including Exhibit 99.1 hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information and the accompanying exhibit shall not be deemed to be incorporated by reference into filings with the U.S. Securities and Exchange Commission made by the Company, except as shall be expressly set forth by specific reference in such filing.

Item 2.05 Costs Associated With Exit or Disposal Activities

On November 25, 2025 the Company approved a plan to streamline operations and improve long-term profitability (the "Plan"). As part of the Plan, the Company intends to close approximately 80-90 U.S. stores identified as underperforming. The Company expects the closures to be substantially completed by the end of first fiscal quarter of 2026.

In connection with the Plan, the Company expects to incur total pre-tax charges of approximately $12.0 million to $17.0 million in the first fiscal quarter of 2026, consisting primarily of:

•
Impairment of long-lived assets of approximately $8.0 million
•
Inventory write-offs of approximately $4.0 million to $9.0 million

The Company cannot currently estimate in good faith the amount or range of amounts of the charges that will result in future cash expenditures.

Item 2.06 Material Impairments

The information set forth in Item 2.05 above is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release of Leslie’s, Inc., dated December 2, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LESLIE’S, INC.

By:	/s/ Jeff White
Name:	Jeff White
Title:	Chief Financial Officer and Treasurer (Principal Financial Officer and Principal Accounting Officer)

Date: December 2, 2025